                                                                   Exhibit 10.43

March 7, 2003

Crescent Real Estate Equities and Vornado Realty Trust (the "Landlord") acknowledge there will be a need to restructure the existing leases between Landlord and AmeriCold Logistics LLC (the "Tenant"). As a first step towards a larger lease restructure, the Landlord will extend the maturity of the current rent deferral period from December 31, 2003 to December 31, 2004.

                  ACCEPTED BY LANDLORD - AMERICOLD REALTY
                  TRUST THROUGH ITS OWNER VORNADO CRESCENT
                  PORTLAND PARTNERSHIP:
                  CRESCENT REAL ESTATE EQUITIES
                  LIMITED PARTNERSHIP - PARTNER

                  By:  Crescent Real Estate Equities, Ltd., its
                       general partner

                  By:  /s/ Jerry R. Crenshaw
                       ---------------------
                       Name:  Jerry R. Crenshaw
                       Title: Executive Vice President,
                              Chief Financial Officer


                  VORNADO REALTY, L.P. - Partner

                  By:  Vornado Realty Trust, its general partner

                  By:  /s/ Joseph Macnow
                       -----------------
                       Name:  Joseph Macnow
                       Title: Chief Financial Officer


                  ACCEPTED BY TENANT - AMERICOLD LOGISTICS, LLC THROUGH ITS OWNER VORNADO CRESCENT LOGISTICS OPERATING PARTNERSHIP:
                  CRESCENT OPERATING, INC. - PARTNER

                  By:  /s/ Jeff Stevens
                       -------------------

                  VORNADO OPERATING COMPANY - PARTNER

                  By:  /s/ Joseph Macnow
                       -----------------
                       Name:  Joseph Macnow
                       Title: Chief Financial Officer